Exhibit 10.2

ASSIGNMENT, JOINDER, AND AMENDMENT NO. 1

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Assignment, Joinder, and Amendment No. 1 to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of September 30, 2026 (the “Amendment Date”), by and among Nuo Therapeutics, Inc., a Delaware corporation (the “Company”), and each person named on Schedule A to this Amendment (individually, “Lender” and collectively, “Lenders”) as an amendment to the Amended and Restated Loan and Security Agreement (the “Existing Agreement”) dated as of May 29, 2026 by and among the Company and the lenders named on Schedule A to the Existing Agreement (individually, “Existing Lender” and collectively, “Existing Lenders”).

Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Existing Agreement. References in this Amendment to the “Agreement” mean the Existing Agreement as amended by this Amendment.

This Amendment, including the Schedules attached to this Amendment, shall constitute a Loan Document for purposes of the Agreement and the other Loan Documents.

BACKGROUND

A.  Under the Agreement, the Existing Lenders agreed, severally and not jointly, to make the Capital Loan to the Company in an aggregate amount not to exceed the Commitment Amount consisting of an Initial Funding, an Interim Funding, and subject to the terms of the Agreement, a Second Funding.

B.  Subject to the terms and conditions of the Agreement, a Lender may assign such Lender’s rights and obligations thereunder.

C.  The Existing Lender named on Schedule A-1 to this Amendment (the “Assigning Lender”) desires to retain a portion and assign a portion of its Second Funding commitment.

D.  The Lenders named on Schedule A-2 to this Amendment (individually, “Assuming Lender” and collectively, “Assuming Lenders”), including the persons named on Schedule A-3 (individually, “New Lender” and collectively, the “New Lenders”) who desire to join the Agreement and the applicable Loan Documents as Lenders, desire to accept the assigned portion of the Assigning Lender’s Second Funding commitment and assume the corresponding funding obligation.

E.  The Company desires to consent to the assignment and joinder contemplated by this Amendment and, upon the effectiveness of the assignment, to release the Assigning Lender solely from the assigned portion of its Second Funding commitment.

F.  The Existing Agreement provided that the Second Closing, if requested by the Company, shall have occurred on September 30, 2026.

G.  Effective as of September 30, 2026, the Company and the Existing Lenders entered into a Consent and Extension to Amended and Restated Loan and Security Agreement (the “Consent”) to extend the Second Closing Date from September 30, 2026 to October 9, 2026.

H.  The parties to this Amendment desire to change the Second Closing Date and amend the Existing Agreement to provide that the Second Closing Date will be October 6, 2026 and that the Second Funding shall close on that date, subject to the terms and conditions of the Agreement.

I.  The Existing Lenders constitute all Lenders that are parties to the Existing Agreement. The Company and each Existing Lender desire to consent to and approve this Amendment (including the amendment and restatement of Schedule A to the Existing Agreement as set forth in Schedule A to this Amendment).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1	Amendment of Second Closing Provisions

(a)      Second Closing Date. This Amendment supersedes the Consent with respect to the Second Closing Date. Notwithstanding any contrary provision of the Consent and the Agreement, including Sections 1(b)(i)(C) and 2(c) of the Agreement, the date of the Second Closing shall be October 6, 2026. From and after the Amendment Date, “Second Closing Date” means October 6, 2026. Every reference in the Agreement or another Loan Document to September 30, 2026 as the date on which the Second Closing or Second Funding shall occur is amended to refer to October 6, 2026.

(b)      Notice. Each of the Existing Lenders acknowledges having properly received notice of the Company’s request for the Second Funding in accordance with Section 2(c)(ii) of the Agreement. Each such request for the Second Funding shall remain effective and shall be deemed to request the Second Funding on October 6, 2026. The amendment of the Second Closing Date to October 6, 2026 does not require the Company to submit a new request unless the Company affirmatively withdraws its prior request in writing.

(c)      Performance. No Lender shall be deemed or treated as a Nonperforming Lender solely because (i) the Second Closing did not occur on September 30, 2026 or does not occur on October 9, 2026, (ii) such Lender did not deliver on September 30, 2026 or does not deliver on October 9, 2026 such Lender’s Second Funding commitment, or (iii) such Lender instead delivered such Lender’s Second Funding commitment at or before the Second Closing on October 6, 2026 in accordance with this Amendment and the Agreement; provided, however, that if a Lender having a Second Funding commitment on the amended and restated Schedule A to this Amendment notifies the Company that such Lender will not fund that commitment at the Second Closing, or fails to fund that commitment at or before the Second Closing without giving such notice, the Company may treat such Lender as a Nonperforming Lender under Section 2(c)(v) of the Agreement.

2	Lender Consent

(a)      Existing Lender Consent and Approval. Each Existing Lender, by executing this Amendment and in accordance with Section 9(h) of the Existing Agreement, irrevocably consents to and approves (i) the extension of the Second Closing Date from September 30, 2026 to October 6, 2026; (ii) each amendment to the Agreement contained in this Amendment; (iii) the assignment by the Assigning Lender to the Assuming Lenders; (iv) the assumption by each Assuming Lender of such Assigning Lender’s funding obligation; (v) the admission of each New Lender as a Lender under the Agreement and the applicable Loan Documents; (vi) the Company’s consent to the assignment and joinder contained in this Amendment; (vii) the limited release of the Assigning Lender described in Section 3(d) of this Amendment; (viii) the replacement of Schedule A to the Existing Agreement by the amended and restated Schedule A to this Amendment; (ix) the issuance of the Second Notes and the modification and issuance of the applicable Warrants as described in this Amendment; and (x) the consummation of the transactions contemplated by this Amendment.

(b)     Requisite Lenders. The parties acknowledge that this Amendment is being entered into with the written consent of the Company and each Existing Lender. The parties are not relying solely on execution or approval by the Requisite Lenders as authorization for this Amendment.

(c)      Capacity. Each Existing Lender executes this Amendment as a consenting Lender. The Assigning Lender also executes this Amendment in the capacity of assignor. The Assigning Lender executes this Amendment both as an Existing Lender and as the Assigning Lender. Whether the Assigning Lender signs one or more signature blocks, each such signature shall constitute execution of this Amendment in both capacities, and no separate signature in either capacity shall be required. An Assuming Lender that is also an Existing Lender executes this Amendment both as a consenting Existing Lender and as an Assuming Lender, and such signature shall constitute execution in both capacities.

3	Partial Assignment and Assumption

(a)    Retained Commitment. The Assigning Lender’s Second Funding commitment in the Existing Agreement is One-Hundred Fifty Thousand dollars ($150,000). Effective on the Amendment Date, the Assigning Lender retains a Second Funding commitment equal to Fifty Thousand dollars ($50,000) (the “Retained Commitment”).

(b)     Assigned Interest. Effective on the Amendment Date, the Assigning Lender assigns, transfers, and delegates to each Assuming Lender, and each Assuming Lender accepts and assumes, the portion of the Assigning Lender’s Second Funding commitment as specified in Schedule A-2 to this Amendment. The portion or portions assigned, transferred, and delegated to the Assuming Lenders shall total One-Hundred Thousand dollars ($100,000) (the “Assigned Interest”).

(c)     Scope of Assigned Interest. Subject to the Agreement and the other Loan Documents, the Assigned Interest includes, with respect to each Assuming Lender’s assigned portion: (i) the obligation to advance the assigned amount at the Second Closing; (ii) the right to receive a Second Note evidencing the amount actually advanced; (iii) the right to repayment of the funded principal amount; (iv) the right to interest accruing on the amount actually advanced; (v) rights in the Collateral and enforcement proceeds attributable to the funded amount, subject to the terms, priorities and sharing provisions of the Loan Documents; (vi) voting, consent, and amendment rights attributable to the funded amount, to the extent provided under the Agreement; (vii) the applicable Second Funding-related Origination Fee and Capital Second Coverage; (viii) the corresponding rights and entitlements under the Origination Restated Second Warrants, Capital Second Restated Warrants and Prepayment Restated Warrants, as modified or issued under this Amendment; and (ix) the other rights and obligations under the Loan Documents directly attributable to the assigned portion. The assignment does not transfer any portion of the Assigning Lender’s Initial Funding, Interim Funding, Initial Note, Interim Note, or any warrant or other right earned or vested solely by reason of the Assigning Lender’s Initial Funding or Interim Funding.

(d)     Limited Release. Effective on the Amendment Date and the assumption of the Assigned Interest by the Assuming Lenders, the Company accepts each Assuming Lender in substitution for the Assigning Lender solely with respect to the portion assigned to each such Assuming Lender and releases the Assigning Lender from its obligation to fund the Assigned Interest. This release (i) is limited exclusively to the Assigning Lender’s obligation to fund the assigned One-Hundred Thousand dollars ($100,000) portion of its Second Funding commitment; (ii) does not release or modify the Retained Commitment; (iii) does not release any obligation or liability relating to the Assigning Lender’s Initial Funding, Interim Funding, Initial Note, Interim Note, Retained Commitment, or other Loan Documents; (iv) does not release a breach, claim, or liability unrelated to the Assigned Interest; and (v) does not constitute a general release of the Assigning Lender. The Assigning Lender shall not be responsible for an Assuming Lender’s failure to fund after the Amendment Date, without limiting the rights of the Company or the other Lenders against the applicable Assuming Lender.

(e)     Company Consent. The Assigned Interest is a consensual assignment under Section 9(l) of the Agreement, not a reallocation resulting from nonperformance under Section 2(c)(v) of the Agreement. The Company expressly consents to the assignment and joinder set forth in this Amendment for purposes of Section 9(l) of the Agreement.

4	Joinder

(a)     Admission of New Lenders. Effective on the Amendment Date, each New Lender shall (i) become a party to the Agreement and the applicable Loan Documents as a “Lender”; (ii) have the rights and benefits of a Lender with respect to such New Lender’s assigned portion; (iii) be bound by the terms, conditions, covenants, restrictions, and obligations applicable to a Lender as if such New Lender were an original signatory to the Agreement; (iv) assume the obligation at the Second Closing to fund the Second Funding commitment corresponding to such New Lender’s name in the amended and restated Schedule A to this Amendment; and (v) agree that the Loan Documents are binding upon such New Lender and such New Lender’s successors and permitted assigns.

(b)    No Separate Joinder. This Amendment constitutes each New Lender’s written joinder to the Agreement and the applicable Loan Documents. No separate joinder instrument is required.

(c)      Collateral and Enforcement Rights. The rights of each New Lender with respect to the Collateral and enforcement proceeds are subject to the Agreement and the other Loan Documents, including all applicable priority, voting, sharing, enforcement, and distribution provisions. The admission of each New Lender shall not impair the validity, perfection, priority, or continuity of any existing Lien securing the obligations under the Loan Documents.

(d)    Notice Information; Capacity. Each New Lender hereby delivers the information set forth on page 2 of the signature pages to this Amendment and shall hereafter deliver such other administrative information as the Company reasonably requests. For purposes of Section 9(a) of the Agreement, notices to each New Lender shall be delivered to the applicable address set forth on such attachment, as subsequently changed by notice given in accordance with the Agreement. Each New Lender executes this Amendment in the capacities as a New Lender, Assuming Lender, and Lender. Whether a New Lender signs one or more signature blocks, each such signature shall constitute execution of this Amendment in all such capacities, and no separate signature in another capacity shall be required.

5	Representations and Warranties

(a)      Assigning Lender. The Assigning Lender understands, acknowledges, and agrees, and hereby represents and warrants to the Company, the other Existing Lenders, and each New Lender, as of the Amendment Date, as follows:

(i)      Ownership. The Assigning Lender is the legal and beneficial owner of the Assigned Interest, free and clear of any assignment, participation, transfer, pledge, or other encumbrance created by the Assigning Lender, other than restrictions arising under the Loan Documents or applicable securities laws.

(ii)     No Prior Assignment. The Assigning Lender has not previously assigned, transferred, participated, pledged, or otherwise disposed of the Assigned Interest.

(iii)     Authority. The Assigning Lender has the power and authority to execute and deliver this Amendment and perform its obligations hereunder.

(iv)     Authorization. The execution, delivery, and performance of this Amendment have been duly authorized by all action required on the part of the Assigning Lender.

(v)      Binding Effect. This Amendment constitutes a legal, valid, and binding obligation of the Assigning Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and general principles of equity.

(vi)    No Conflict. The execution, delivery, and performance of this Amendment do not violate any agreement binding upon the Assigning Lender in a manner that would impair its ability to consummate the assignment, subject to the terms and restrictions of the Loan Documents.

(vii)    No Representation Regarding Company. Except for the representations expressly made in this Section 5(a), the Assigned Interest is assigned without representation or warranty by the Assigning Lender concerning the Company, the Company’s financial condition, the enforceability of the Loan Documents against the Company, the value of the Collateral or the future performance of the Capital Loan or Warrants.

(b)      Assuming Lenders. Each Assuming Lender, severally and not jointly, understands, acknowledges, and agrees, and hereby represents and warrants to the Company and the other Lenders, as of the Amendment Date, as follows:

(i)      Authority. Such Assuming Lender has the legal capacity, power and authority to execute and deliver this Amendment and perform such Assuming Lender’s obligations.

(ii)      Authorization. If such Assuming Lender is an entity, the execution, delivery, and performance of this Amendment have been duly authorized by all necessary action.

(iii)    Binding Effect. This Amendment and the Loan Documents to which such Assuming Lender becomes a party constitute legal, valid, and binding obligations of such Assuming Lender, enforceable against such Assuming Lender in accordance with their terms, subject to applicable bankruptcy, insolvency, and similar laws and general principles of equity.

(iv)    Independent Decision. Such Assuming Lender has independently evaluated the merits and risks of acquiring such Assuming Lender’s assigned portion and has not relied on the Assigning Lender or another Lender for legal, tax, investment or financial advice.

(v)    Investment Intent. Such Assuming Lender is acquiring the Second Note, Warrants, and related securities for such Assuming Lender’s own account, for investment, and not with a view to a distribution in violation of the Securities Act.

(vi)    Restricted Securities. Such Assuming Lender understands that the Warrants and securities issuable upon exercise thereof have not been registered under the Securities Act or applicable state securities laws and may be subject to restrictions on transfer.

(vii)    Investment Experience. Such Assuming Lender has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the transactions contemplated hereby and is able to bear the economic risk of the investment.

(viii)  Access to Information. Such Assuming Lender has had an opportunity to ask questions of the Company and obtain such information as such Assuming Lender considers necessary to evaluate the transaction.

(ix)     Accredited Investor. Such Assuming Lender is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

(x)    Transfer Restrictions. Such Assuming Lender acknowledges and agrees that any subsequent assignment or transfer by such Assuming Lender shall be subject to Section 9(l) of the Agreement, the applicable Warrant provisions and applicable law.

(xi)     Financial Capacity. Such Assuming Lender has the financial capacity to fund such Assuming Lender’s assigned commitment and perform such Assuming Lender’s other obligations under the Loan Documents.

(c)       New Lenders. In addition to the representations and warranties in Section 5(b) of this Amendment, each New Lender, severally and not jointly, understands, acknowledges, and agrees, and hereby represents, warrants, and covenants to the Company and the Existing Lenders, as of the Amendment Date, as follows:

(i)     Authority. Such New Lender has the legal capacity, power and authority to join the Loan Documents and perform such New Lender’s obligations.

(ii)    Review of Loan Documents. Such New Lender has received or had access to the Agreement and the other applicable Loan Documents and has reviewed and accepted their terms.

(iii)    Existing Agreement. Such New Lender understands and acknowledges, and hereby makes the representations, warranties, and covenants to the Company set forth in Section 5 of the Existing Agreement, to the extent applicable, as if it were an original party thereto.

(iv)    Tax and Administrative Information. Such New Lender shall provide any properly completed tax forms and such other reasonable administrative information as the Company requests.

(d)       Company Representations. The Company represents and warrants to the Lenders, as of the Amendment Date, that:

(i)       Organization and Authority. The Company is duly organized and validly existing under the laws of the State of Delaware, and has the corporate power and authority to execute, deliver, and perform this Amendment.

(ii)    Authorization. The execution, delivery and performance of this Amendment and the authorization of the Second Notes and Warrants contemplated hereby have been duly authorized by all necessary corporate action.

(iii)    Binding Effect. This Amendment constitutes a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and general principles of equity.

(iv)      Consent. The Company has duly consented to the assignment and joinder in accordance with Section 9(l) of the Agreement.

Except for the limited representations expressly set forth in this Section 5(d) and the representations required to be made or brought down at the Second Closing under the Agreement, the Company does not make or refresh any representation or warranty solely by entering into this Amendment.

6	Schedule A, Second Notes, and Warrants

(a)       Replacement of Schedule A.

(i)      Upon the effectiveness of this Amendment, Schedule A to the Existing Agreement is deleted and replaced in its entirety by the amended and restated Schedule A to this Amendment.

(ii)      The amended and restated Schedule A to this Amendment (A) replaces Schedule A to the Existing Agreement in its entirety; (B) reflects the Assigning Lender’s reduced $50,000 Second Funding commitment; (C) reflects each Assuming Lender’s assigned commitment; (D) preserves the aggregate Second Funding at $325,000; and (E) preserves the commitments of unaffected Existing Lenders.

(b)       Second Notes. At the Second Closing, the Company shall issue a separate Second Note to each Lender that advances Second Funding. Each Second Note shall (i) be substantially in the form contemplated by the Agreement; (ii) be dated as of October 6, 2026; (iii) evidence only the amount actually advanced by the applicable Lender in the Second Funding; (iv) bear interest as provided in the Agreement on the amount actually advanced; and (v) be subject to the Agreement and the other Loan Documents.

(c)       Assigning Lender Warrants.

(i)     At or before the Second Closing, the Company shall further amend and restate the Assigning Lender’s Origination Restated Second Warrant and Capital Second Restated Warrant, or consolidated warrant representing such Origination Restated Second Warrant and Capital Second Restated Warrant, in each case to reduce the maximum number of applicable Warrant Shares to the number attributable to the Assigning Lender’s $50,000 Retained Commitment.

(ii)     Each such amended and restated Warrant shall (A) supersede and replace only the corresponding Warrant held by the Assigning Lender; (B) provide that the superseded instrument no longer evidences any separate or additional purchase right; (C) preserve the applicable Exercise Price, expiration framework, and other terms except as modified to reflect the Retained Commitment and this Amendment; (D) avoid duplicate warrant coverage; and (E) vest or become exercisable only as provided under the Agreement and upon the Assigning Lender’s actual funding of the Retained Commitment, where applicable.

(iii)    The reduction will result from the consensual assignment documented by this Amendment and shall not constitute an anti-dilution adjustment.

(d)       Assuming Lender Warrants.

(i)       At or before the Second Closing, the Company is authorized to issue to each Assuming Lender:

(A)    an Origination Restated Second Warrant or a substantively corresponding Second Funding origination warrant attributable to such Assuming Lender’s assigned and funded amount;

(B)    a Capital Second Restated Warrant or a substantively corresponding capital warrant reflecting such Assuming Lender’s ratable share of the Capital Second Coverage attributable to such Assuming Lender’s assigned and funded amount; and

(C)    a Prepayment Restated Warrant, replacement warrant, or corresponding contractual entitlement reflecting the Prepayment Restated Warrant Shares attributable to such Assuming Lender’s assigned and funded amount.

(ii)      The Warrants issued to each Assuming Lender shall:

(A)    preserve the Exercise Price of $1.50 per share and the expiration framework specified in the Agreement;

(B)    use the share-calculation and rounding conventions specified in the Agreement;

(C)    be subject to the applicable adjustment and transfer provisions of the Agreement and the relevant form of Warrant;

(D)    become vested, effective, or exercisable only upon and to the extent of such Assuming Lender’s actual funding at the Second Closing, to the extent consistent with the Agreement; and

(E)    not provide duplicate coverage for any amount covered by an Assigning Lender Warrant or another Warrant.

(e)      Prepayment Warrant Treatment. The Company and the affected Lenders shall make conforming changes to the Prepayment Restated Warrants or related entitlements so that, after the Second Closing (i) the Assigning Lender’s entitlement reflects only its actual funded position, including the Retained Commitment; (ii) each Assuming Lender’s entitlement reflects such Assuming Lender’s own actual funded position; (iii) no Lender receives duplicate Prepayment Restated Warrant coverage for the Assigned Interest; and (iv) the aggregate entitlement attributable to the original $150,000 commitment is not increased solely as a result of the assignment.

(f)     Closing Instruments. The Second Notes and Warrants contemplated by this Section will be separately executed on October 6, 2026 subject to the provisions of the Agreement.

(g)      Consolidated Warrants. Notwithstanding anything to the contrary in the Agreement, the Company may evidence two or more Warrants issuable to the same Lender using the same form of Warrant in a single consolidated Warrant. A consolidated Warrant may state only the aggregate number of Warrant Shares issuable thereunder and need not separately identify the number of Warrant Shares attributable to each included Warrant. For purposes of the Agreement and the other Loan Documents, the Warrant Shares covered by a consolidated Warrant shall be deemed attributable to the included Warrants in accordance with the applicable calculations under the Agreement and the Company’s books and records. Issuance of the consolidated Warrant shall satisfy the Company’s obligation to issue each included Warrant, without duplication of warrant coverage. The Company and the Existing Lenders ratify and confirm the consolidated Warrants issued at the Initial Closing and Interim Closing.

7	Effectiveness, Ratification, and Continuing Effect

(a)    Required Executions. This Amendment shall not become effective unless it has been executed and delivered by all parties to this Amendment.

(b)    Ratification and Confirmation. Except as expressly amended by this Amendment, the Existing Agreement and the other Loan Documents are ratified and confirmed and remain in full force and effect. Except as expressly amended or assigned hereby, nothing in this Amendment shall be construed to (i) reduce, discharge, or extinguish any outstanding principal, interest, fee, or other obligation under the Loan Documents; (ii) release any Collateral; (iii) terminate, impair, or subordinate any Lien; (iv) modify the priority of any Lien or secured obligation; (v) release any party from an existing breach, claim, or liability, except for the limited release expressly provided in Section 3(d) of this Amendment; or (vi) waive compliance with any provision of the Agreement after the Amendment Date.

(c)     No Novation; Continuation of Liens. This Amendment and the transactions contemplated hereby constitute an assignment, joinder, and amendment. This Amendment and the transactions contemplated hereby do not constitute a novation of the Existing Agreement or any other Loan Document. Without interruption, except as expressly amended or assigned hereby, (i) all outstanding obligations under the Loan Documents shall continue as existing obligations; (ii) all Collateral shall continue to secure the obligations under the Loan Documents; (iii) all existing Liens shall continue in full force and effect with the same priority; (iv) each Assuming Lender shall receive only the rights in the Collateral provided under the Loan Documents; and (v) the execution of this Amendment shall not constitute repayment, refinancing, satisfaction, or extinguishment of any existing obligation.

(d)    Reservation of Rights; No Implied Waiver. Except for the express amendments, consents and limited release contained in this Amendment, (i) no party waives any right, remedy, claim, defense, or cause of action under a Loan Document or applicable law; (ii) no delay or omission in exercising a right or remedy shall constitute a waiver; (iii) no waiver or consent under this Amendment shall apply to another circumstance or future occurrence; and (iv) no inference of waiver, course of dealing or amendment shall arise from the execution of this Amendment. Neither the Assigning Lender nor any other Lender is characterized as having defaulted or failed to perform solely by reason of entering into this Amendment or funding on the amended Second Closing Date.

8	Miscellaneous

(a)      Further Assurances. Each party shall execute and deliver such additional certificates, instruments and documents and take such further actions as may be reasonably necessary to (i) implement the applicable assignment, assumption, and joinder; (ii) evidence each New Lender’s admission as a Lender; (iii) preserve the validity, perfection and priority of the existing Liens; (iv) complete the Second Closing; (v) conform the Second Notes and Warrants to this Amendment; and (vi) otherwise carry out the purposes of this Amendment.

(b)    Conflict. If a provision of this Amendment conflicts with a provision of the Existing Agreement or another Loan Document, this Amendment shall control with respect to the subject matter of the conflict.

(c)     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. A signed copy of this Amendment delivered by email or other means of written electronic transmission (including .pdf or similar electronic image) or electronic signature shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

(d)    Section Headings. The section headings in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment. References in this Amendment to a designated “Section” refer to a Section of this Amendment unless otherwise specifically indicated.

(e)      Wording.

(i)     As used in this Amendment, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, and the singular includes the plural.

(ii)    Unless otherwise expressly provided in this Amendment, each reference in a Loan Document to the “Agreement,” “Loan and Security Agreement,” “Amended and Restated Loan and Security Agreement,” “hereunder,” “thereunder,” “hereof,” “thereof” or words of similar import shall mean or refer to the Existing Agreement as amended by this Amendment.

(f)       Governing Law; Consent to Jurisdiction and Service of Process.

(i)     This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice or conflicts of law principles. The parties to this Amendment hereby agree to submit to the exclusive jurisdiction of the courts of the State of Delaware and the courts of the United States of America located in the District of Delaware, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Amendment. Service of process, summons, notice, or other document by registered or certified mail, return receipt requested, or by recognized overnight courier service to such party’s address set forth herein, or by any other method permitted under Delaware law or the Federal Rules of Civil Procedure, shall be effective service of process for any suit, action or other proceeding brought in any such court.

(ii)     Notwithstanding the foregoing clause (i) of this Section 8(f), nothing in this Amendment shall be deemed to operate to preclude any Lender or the Requisite Lenders from bringing suit or taking other legal action in any other jurisdiction where the Collateral is located to realize on the Collateral, or to enforce a related judgment or other court order in favor of Lenders. The Company expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Company hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens, and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.

(g)    Waiver of Jury Trial. Each of the parties to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, trial by jury in any action, proceeding, or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment, the Loan Documents, or the transactions contemplated hereby or thereby, including any Note or Warrant issued hereunder. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Amendment, including contract claims, tort claims and all other common law and statutory claims. Each party hereto: (i) acknowledges that this waiver is a material inducement to enter into this Amendment, that each has already relied on this waiver in entering into this Amendment, and that each will continue to rely on this waiver in its related future dealings, (ii) acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action or proceeding, seek to enforce the foregoing waiver, (iii) warrants and represents that it has been advised to review this waiver with its legal counsel, has had a reasonable opportunity to do so, and that it knowingly and voluntarily waives its jury trial rights, and (iv) certifies that no party or representative of any party has represented that such party would not seek to enforce this waiver in any litigation. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8(g) AND EXECUTED BY EACH OF THE PARTIES HERETO). THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT AND THE LOAN DOCUMENTS.

(h)      Severability. The invalidity or unenforceability of any specific provision of this Amendment shall not invalidate or render unenforceable any of its other provisions. Any provision of this Amendment held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Amendment.

(i)       Survivability. All representations, warranties, and covenants contained in this Amendment shall survive (i) the Second Closing Date and (ii) the death or disability of any Lender.

(j)      Fees and Expenses. Except as otherwise expressly provided in the Existing Agreement and the Loan Documents, each party shall pay the fees and expenses of its own counsel, advisors, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

(k)    Arms-Length Negotiations. The Company acknowledges and each Lender confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.

(SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

LENDER

Name:

Signature of Lender:

Name and Title of Officer (if applicable)

Date:

ASSIGNING LENDER

Name:

Signature of Lender:

Name and Title of Officer (if applicable)

Date:

NUO THERAPEUTICS, INC.
Signed:

Name and Title of Officer:	David Jorden, Chief Executive and Financial Officer

Date:

SIGNATURE PAGE 1 of 2

NEW LENDER

Name (please print as name will appear on Warrants and other Loan Documents):

Signature of Lender:

Name and Title of Officer (if applicable)

Number and Street:

City:

State:

Zip Code (or other postal code):

Country:

Email:

Loan Amount (Portion of Assigned Interest):	$

Social Security Number, or Taxpayer Identification Number (if applicable):

Signature of Joint Lender (if any):

Social Security Number of Joint Lender (if any):

SIGNATURE PAGE 2 of 2

SCHEDULE A

LENDERS

SCHEDULE A-1

ASSIGNING LENDER

SCHEDULE A-2

ASSUMING LENDERS

SCHEDULE A-3

NEW LENDERS